                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act

     Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

               [THE AMERICAN MATERIALS & TECHNOLOGIES CORP LOGO]

================================================================================

                            THE AMERICAN MATERIALS &
                            TECHNOLOGIES CORPORATION

                          NOTICE OF ANNUAL MEETING OF

                                  STOCKHOLDERS


                           TO BE HELD ON MAY 30, 1997

                                      AND

                                PROXY STATEMENT

================================================================================

                                   IMPORTANT
                     PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                                5915 RODEO ROAD
                             LOS ANGELES, CA 90016

                                 April 28, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The American Materials & Technologies Corporation (the "Company"). The meeting will be held at the offices of the Company, 5915 Rodeo Road, Los Angeles, California 90016, on Friday, May 30, 1997, beginning at 10:00 A.M., local time.

     As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so. If you do wish to attend the meeting in person, we ask that you notify the Company by contacting Christina Carrabino at (310) 841-5266 so that arrangements can be made to accommodate all stockholders wishing to attend.

     Thank you for your cooperation, continued support and interest in The American Materials & Technologies Corporation.

                                          Sincerely,

                                          /s/ Paul W. Pendorf

                                          Paul W. Pendorf
                                          President

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 1997

                            ------------------------


     Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of The American Materials & Technologies Corporation (the "Company") will be held at the offices of the Company, 5915 Rodeo Road, Los Angeles, California 90016, on Friday, May 30, 1997, beginning at 10:00 A.M. PDT, for the following purposes:



     1. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to (a) divide the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole number of the Board of Directors; (b) require that action required or permitted to be taken by stockholders of the Company be taken at an annual or special meeting of stockholders and not by written consent of stockholders; and (c) provide that, unless certain conditions are met, the proposed amendments may not be amended without a vote of the holders of seventy-five percent (75%) of outstanding voting shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, all as set forth in the accompanying Proxy Statement.


     2. To elect one Class I Director, one Class II Director and two Class III Directors for initial terms of 1, 2 and 3 years, respectively or, alternatively (if Proposal No. 1 should not be approved), to elect the Directors of the Company to serve until the 1998 annual meeting of stockholders and until their respective successors are elected and have qualified.

     3. To consider and act upon a proposal to adopt the 1997 Stock Option Plan.

     4. To consider and act upon a proposal to select Feldman Radin & Co., P.C. as the Company's independent auditors for fiscal 1997.


     5. To transact such further business as may properly come before the Annual Meeting or any adjournment thereof.



     The Board of Directors has fixed the close of business on April 25, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, said Annual Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Annual Meeting or any adjournment thereof.


                                          By Order of the Board of Directors,

                                          David A. Broadwin
                                          Secretary
Boston, Massachusetts
April 28, 1997

                             YOUR VOTE IS IMPORTANT
             PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR
                   NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                                5915 RODEO ROAD
                         LOS ANGELES, CALIFORNIA 90016
                                 (310) 841-5200

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 30, 1997

                            ------------------------

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 28, 1997 in connection with the solicitation by the Board of Directors of The American Materials & Technologies Corporation (the "Company") of proxies to be used at the annual meeting of stockholders of the Company, to be held on Friday, May 30, 1997, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke such stockholder's proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Secretary in writing or by orally notifying the Company in person.


     The Board of Directors of the Company (the "Board") has fixed the close of business on April 25, 1997, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the record date, there were issued and outstanding 4,393,554 shares of the Company's common stock, $0.01 par value ("Common Stock"), entitled to cast 4,393,554 votes.


     The By-laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

     The affirmative vote of a majority of the issued and outstanding shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the proposals to amend the Company's Restated Certificate of Incorporation (the "Restated Certificate of Incorporation"). Abstentions will count as being present and represented at the Annual Meeting and entitled to vote, and will be included in calculating the number of votes cast on these proposals (and thus will have the effect of "no" votes). Broker non-votes will not be included in calculating the number of votes cast on these proposals. The Class I, II and III Directors will be elected by a plurality of the votes properly cast. Abstentions and broker non-votes as to this election do not count as votes for or against such election.

     Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

                                 PROPOSAL NO. 1


              AMENDMENTS TO RESTATED CERTIFICATE OF INCORPORATION


     The Board of Directors has unanimously approved certain amendments to the Restated Certificate of Incorporation and has directed that they be submitted to a vote of the stockholders at the Annual Meeting. Inasmuch as the Board deems such amendments to be interrelated in purpose and effect, they are being submitted as a single proposal to be voted upon. To be adopted, the proposed amendments require the affirmative vote of holders of a majority of all outstanding shares of Common Stock of the Company entitled to vote thereon at the Annual Meeting. Management believes it to be in the best interests of the Company to amend the Restated Certificate of Incorporation to give effect to the proposed amendments.

     The proposed amendments would, among other things:


          (1) divide the Company's Board of Directors into three classes;


          (2) provide that stockholder action only be taken at a meeting of stockholders and not by written consent; and


          (3) provide that, unless certain conditions are met, the proposed amendments may not be further amended or repealed without a vote of 75% of the Company's stockholders.


     The principal purposes of the proposed amendments are to promote continuity and stability in the Company's leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company's stockholders. The proposed amendments may be considered "anti-takeover" in nature and the effect of such amendments may be to render more difficult or to discourage a merger or tender offer, even if such transaction is favorable to the interests of the stockholders, or the assumption of control by a holder of a large block of the Company's shares and the removal of incumbent management, even if such removal would be beneficial to stockholders.

     Stockholders should note that the proposed amendments may discourage tender offers and other non-open market acquisitions made at prices above the prevailing market price of the Company's stock and acquisitions of stock by persons attempting to acquire control through market purchases that may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Discouragement of such acquisitions may have the effect of depriving stockholders of opportunities to sell their stock at a premium under such circumstances.

     The Board of Directors has no knowledge of any efforts by any person to obtain control of the Company or to change its management. However, in view of the number of hostile tender offers and proxy contests experienced by public companies, the Board of Directors believes that it is prudent and in the interest of the stockholders to adopt the proposed amendments. The Board of Directors has further concluded that it is desirable to consider these proposed amendments at a time when the Company is not subject to a takeover attempt.

CURRENT PROVISIONS OF RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS

     The Company does not believe that its Restated Certificate of Incorporation and By-laws as presently constituted contain any provisions which are intended to have an anti-takeover effect. However, under the Certificate of Incorporation 9,863,144 shares of Common Stock and 5,000,000 shares of preferred stock remain authorized and not reserved for any purpose and are available for issuance. Although these shares were authorized to allow the Board of Directors, without further stockholder approval, to issue additional shares of the Company's capital stock to raise capital or to effect potential acquisitions in the future, the authorization of such additional shares could incidentally have an anti-takeover effect, in that such shares could potentially be issued in such manner as to hamper the efforts of persons who might attempt to gain control of the Company. Also, Article Fourth of the Restated Certificate specifically provides that the Board has the authority to create the special terms and conditions of the preferred stock which it issues. The Board is authorized to establish the number of shares of preferred stock to be issued in any series it decides to issue, and to fix the voting powers, designations, preferences and relative, participating, optional or other special rights of the preferred stock, including voting rights and conversion rights, and the qualifications, limitations and restrictions thereon. Accordingly, it is possible for the Board to seek to authorize the issuance of a series of preferred stock with rights and preferences that could affect an attempt to acquire control of the Corporation. For example, such additional authorized shares could potentially be issued to dilute the stock ownership of persons seeking to obtain control of the Company, or shares of preferred stock with favorable voting rights, such as the right to elect certain additional directors, or to provide the holders of other special rights could be created and issued to parties that support the management of the Company.

     The proposed amendments, combined with the power of the Board of Directors to issue shares of authorized preferred stock, may have the effect of maintaining the continuity of management and may make changes in management more difficult, even if a majority of stockholders might consider such changes advisable. The Company does not have a present intention to adopt any proposals that have an anti-takeover effect, or to submit any such proposals for further consideration by stockholders, except for the amendments proposed herein and amendments to the Company's By-laws to conform them thereto.


     Cumulative voting for the election of directors is not permitted under the Restated Certificate of Incorporation, as now in effect and as proposed to be amended.


     The following sections set forth an explanation of the proposed amendments, which are set forth in their entirety in Exhibit A hereto.

CLASSIFICATION OF BOARD OF DIRECTORS

  Summary

     The Company's By-laws currently provide for a Board of Directors consisting of such number as shall be determined from time to time by a majority of the directors or by the stockholders. Directors are elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and have qualified. The number of directors constituting the whole Board is currently fixed at four. The terms of all of the Company's Directors will expire at the Annual Meeting.


     Proposal No. 1 would amend Article Fifth of the Restated Certificate of Incorporation to divide the Board of Directors into three classes, labeled Class I, Class II and Class III, each containing, insofar as possible, an equal number of directors, with the term of one of the three classes expiring each year at the Company's annual meeting or special meeting in lieu thereof. The text of the proposed amendment is set forth in Exhibit A hereto. The Company's Directors unanimously approved the proposed amendment at a regular meeting of Directors on March 7, 1997.


     Under proposed Article Fifth, there would be limits prescribed for the size of the entire Board of Directors with a minimum set at three directors and a maximum set at twelve directors, exclusive of directors to be elected by any class or series of the Company's stock other than Common Stock voting separately as a class. The exact number of directors, and the number of members of each class of directors, would be fixed or changed from time to time within such limits by resolution of the Board of Directors. The provisions of proposed Article Fifth would not apply to any director elected by holders of a class or series of the Company's preferred stock at any time such holders might have a right to vote separately as a class for the election of directors.

     If the proposed amendment is approved, the Company will designate nominees for each of the three classes of Directors as set forth in Proposal No. 2. The Class I Director would serve initially for a one-year term, until the 1998 annual meeting of stockholders and until a successor is duly elected and qualifies, and thereafter be elected for three-year terms. The Class II Director would serve initially for a two-year term, until the 1999 annual meeting of stockholders and until a successor is duly elected and qualifies, and thereafter be elected for three-year terms. The Class III Directors would immediately commence service for a three-year term, and serve until the 2000 annual meeting of stockholders and until their respective successors are duly elected and have qualified. The proposed amendment provides that any vacancy on the Board of Directors resulting from an increase in the number of Directors may be filled by the affirmative vote of a majority of the

Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors would serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.

     Under Delaware law, the holders of a majority of a corporation's outstanding shares may remove directors with or without cause unless such power of removal is limited by the corporation's certificate of incorporation. The Restated Certificate of Incorporation presently contains no provision limiting such power. Such law also provides that if a corporation's certificate of incorporation provides for classification of directors, directors may be removed only for cause unless otherwise set forth in the certificate of incorporation. Cause is not defined under Delaware law for this purpose. The Board intends, upon the adoption of the proposed amendment by the stockholders, to amend the Company's By-laws to provide that incumbent Directors may be removed by a majority of stockholders only for "Cause." "Cause," for the purposes of the proposed By-law provision, is defined as (a) willful and continued material failure, refusal or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or (b) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

     The vote of holders of record of a majority of the outstanding Common Stock entitled to vote thereon at the Annual Meeting is required for adoption of the proposed amendment.

  Reasons for and Effects of Proposed Article Fifth

     Designation of a classified board of directors is permitted under Section 141(d) of the General Corporation Law of the State of Delaware. Section 141(d) provides that a corporation may divide its board into one, two or three classes, with (in the case of a board divided into three classes) the classes serving for staggered three-year terms, so that the directors of one class stand for re-election in any given year.

     The proposal to adopt a classified Board of Directors is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, consent solicitation or otherwise. The Board of Directors believes that the adoption of proposed Article Fifth will enhance the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board, in that only about one-third of the Board of Directors would be subject to election each year. Staggered terms would also guarantee that, except in the unusual circumstances of the death or resignation of Directors, approximately two-thirds of the Directors, or more, at any one time would have at least one year's experience as Directors of the Company.

     The proposed Article Fifth will also restrict the ability of stockholders of the Company to change the composition of the Board of Directors by extending the time required to elect a majority of Directors from one to two years, under most circumstances. Thus, the existence of a classified Board may have an anti-takeover effect because a person who has gained voting control of the Company will be unable to gain immediate control of the Board of Directors unless he can obtain sufficient votes to amend proposed Article Fifth pursuant to the requirements for such an amendment as set forth therein. See "Supermajority Requirements for Amendment of the Proposed Amendments" below.


     Adoption of the proposed amendment would thus tend to make more difficult, or discourage, any attempt to remove current management of the Company by means of a merger, a tender offer for the Company's stock, a proxy contest or any other transaction resulting in a change in control, even where such an action would be favorable to the Company's stockholders or was supported by a majority of the stockholders. The proposed amendment would also make it more difficult for the Company's stockholders to change the composition of the Board and the Company's management, even for reasons of performance of the present Board and management. The provisions of proposed Article Fifth would be applicable to every election of Directors and not just elections occurring in connection with a specified event such as a hostile tender offer.

ELIMINATION OF STOCKHOLDER ACTION BY WRITTEN CONSENT


  Summary

     The Board has unanimously authorized the Company to amend its Restated Certificate of Incorporation to add a new provision to require that action required or permitted to be taken by stockholders of the Company must be taken at an annual or special meeting of stockholders and may not be taken by written consent of stockholders. The full text of proposed Article Seventh is set forth in Exhibit A hereto.

     Under Delaware law, any actions required or permitted to be taken by stockholders may be taken (unless a company's certificate of incorporation otherwise provides) without a stockholder meeting, without prior notice and without a stockholder vote if written consents setting forth the action to be taken are signed by the holders of stock having the requisite number of votes. The Restated Certificate of Incorporation currently does not prohibit such action by written consent, and the Company's present By-laws provide that such action may be taken by written consent. The Company's stockholders do not, however, have the ability to call a meeting of stockholders. Conditional upon the approval of the proposed amendment to the Restated Certificate of Incorporation, the Board of Directors plans to adopt various conforming amendments to the Company's By-laws consistent with the proposed amendments to the Restated Certificate of Incorporation, including the elimination of stockholder action by written consent. The text of such conforming By-law amendments is set forth in Exhibit A.

     The vote of holders of record of a majority of the outstanding Common Stock entitled to vote thereon at the Annual Meeting is required for adoption of the proposed amendment.

  Reasons for and Effects of Proposed Article Seventh

     The proposed amendment is not the result of management's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company through a merger, tender offer, consent solicitation or otherwise. The elimination of stockholder action by written consent would ensure that all stockholders of the Company will have notice of, and the opportunity to participate in determining, any proposed stockholder action and would prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action unilaterally and without prior notice. The Board believes it is important that stockholders be able to discuss matters which may affect their rights, that the Board and the stockholders be able to give advance consideration to any such action, and that it is therefore appropriate for stockholders of a publicly held corporation to take action affecting the corporation and its stockholders only at a meeting.

     The elimination of stockholder action by written consent may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Board, the Chairman of the Board or the President. In addition, elimination of the written consent procedure may lengthen the amount of time required to take stockholder action, since certain actions by written consent are not subject to the minimum notice requirement of a stockholders meeting.


     Because the Company's shares are listed on The Pacific Stock Exchange Incorporated (the "PSE"), the Company is subject to the Rules of the Board of Governors of the PSE (the "PSE Rules"). The PSE Rules require, among other things, that listed companies must submit all matters requiring stockholder approval to a meeting of stockholder unless the PSE determines that such a meeting is not necessary. Therefore, the ability of stockholders to act by written consent is already limited to a certain degree by the PSE Rules.


     Because elimination of the procedures for stockholders to act by written consent could make more difficult an attempt to obtain control of the Company, such action could have the effect of deterring a third party from making a tender offer or otherwise attempting to obtain control of the Company. By eliminating stockholder action by written consent, the Board intends to encourage persons seeking to acquire control of the Company to initiate such an acquisition through negotiations with the Company's management and the Board. However, any provision in the Restated Certificate of Incorporation which effectively requires a potential acquiror to negotiate with the Company's management and the Board could be characterized as increasing management's and the Board's ability to retain their positions with the Company and to resist a transaction which may be desired by, or be beneficial to, the Company's stockholders.


     Elimination of the written consent procedure also means that a meeting of stockholders would be required in order for the Company's stockholders to replace the Board. With the proposed classified Board, two such meetings would ordinarily be required. Thus, elimination of stockholder action by written consent will make the removal of Directors more difficult. Accordingly, the effect of the proposed amendment may be, under certain circumstances, to deter, impede or delay actions that are desired by, or beneficial to, some or all of the Company's stockholders, including stockholder attempts to change the membership of the Board and the initiation or consummation of certain business transactions, such as an acquisition, reorganization or recapitalization of the Company.


  Supermajority Required to Repeal Proposed Amendments

     Under Delaware law, amendments to the Restated Certificate of Incorporation may be made with the approval of holders of majority of the Company's outstanding Common Stock, since the Restated Certificate of Incorporation does not currently provide otherwise.


     Each of the proposed amendments would also provide that any further amendment to the Restated Certificate of Incorporation that would amend, alter or repeal such proposed amendment would require the vote of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting held for the purpose of voting on such further amendment. The 75% requirement would not apply in the case of such an amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the "Continuing Directors." "Continuing Directors," for the purposes of the proposed amendment, are (a) Directors of the Company who are or become Directors on the date on which the proposed amendment is adopted by the stockholders, or (b) any Director elected by a majority of the Continuing Directors then in office to succeed any Director to fill any vacancy on the Board of Directors.



     This "supermajority" requirement is designed to prevent the circumvention of the proposed amendments described herein by any person or persons holding more than 50% but less than 75% of the voting stock. Presently, the Company's senior management and directors and their affiliates own, collectively, approximately 38.8% of the issued and outstanding shares of the Company's common stock entitled to vote, and so could effectively veto any attempt by unaffiliated stockholders to repeal the proposed amendment.


     THE BOARD DEEMS EACH OF THE PROPOSED AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENTS.

                                 PROPOSAL NO. 2

                             ELECTION OF DIRECTORS


     At the Annual Meeting four Directors will be elected. The Board has nominated Mr. Pendorf for election as a Class I Director, to serve until the Company's 1998 annual meeting of stockholders or special meeting in lieu thereof, and until his successor is duly elected and qualifies. The Board has also nominated Steven Georgiev for election as a Class II Director, to serve until the Company's 1999 annual meeting of stockholders or special meeting in lieu thereof, and until his successor is duly elected and qualifies, and each of Buster C. Glosson and Robert V. Glaser for election as Class III Directors, to serve until the Company's 2000 annual meeting of stockholders or special meeting in lieu thereof, and until their respective successors are duly elected and have qualified. Each of the nominees presently serves as a Director of the Company. Information relating to each of the nominees for election as a Director is set forth below under the captions "Directors and Executive Officers" and "Certain Transactions."



     In case Proposal No. 1 to amend the Restated Certificate of Incorporation to provide for three classes of Directors should not be approved by the stockholders, the Board has, in the alternative, nominated

Messrs. Pendorf, Georgiev, Glosson and Glaser for election as Directors, to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified.

     The nominees have agreed to serve as Directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as a Director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. PENDORF AS A CLASS I DIRECTOR, MR. GEORGIEV AS A CLASS II DIRECTOR AND MESSRS. GLOSSON AND GLASER AS CLASS III DIRECTORS OF THE COMPANY. IN THE EVENT THAT PROPOSAL NO. 1 IS NOT ADOPTED BY THE STOCKHOLDERS, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. PENDORF, GEORGIEV, GLOSSON AND GLASER AS DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 3

                             1997 STOCK OPTION PLAN

     The Board of Directors of the Corporation has adopted the 1997 Stock Option Plan (the "1997 Plan"), subject to approval by the stockholders. Under the Internal Revenue Code (the "Code"), stockholder approval of the 1997 Plan is necessary for stock options relating to the shares issuable under the 1997 Plan to qualify as incentive stock options under Section 422 of the Code. In addition, Nasdaq Stock Market, Inc. rules (the "Nasdaq Rules") require stockholder approval of the 1997 Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the 1997 Plan. The full text of the 1997 Plan as adopted by the Board of Directors is printed as Appendix A, beginning on page A-1. A summary of some of its provisions is set forth hereinafter under the caption "Benefit Plans."


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1997 STOCK OPTION PLAN.


                                 PROPOSAL NO. 4

                     SELECTION OF AUDITORS FOR FISCAL 1997

     The accounting firm of Feldman Radin & Co., P.C., which has served as the Company's principal independent accountants continuously since the Company's formation, was selected by the Board to continue in that capacity for fiscal 1997. See "Information Concerning Auditors."


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO SELECT FELDMAN RADIN & CO., P.C. AS THE CORPORATION'S INDEPENDENT AUDITORS FOR FISCAL 1997.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or executive officers of the Company has any interest in the adoption of Proposal Nos. 1, 3 or 4 except that, with respect to the 1997 Stock Option Plan which is the subject of Proposal No. 3, in the future the Company's Directors (other than non-employee Directors, who will receive automatic grants thereunder) and executive officers might, in the discretion of the Board, be granted stock options.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the
Company:


               NAME                  AGE                     POSITION
-----------------------------------  ---   --------------------------------------------
Steven Georgiev....................  62    Chairman of the Board of Directors
Paul W. Pendorf....................  56    President, Chief Executive Officer and
                                           Director
William A. Timmerman...............  51    Chief Financial Officer
Robert V. Glaser...................  45    Director
Buster C. Glosson..................  55    Director
Philip D. Cunningham...............  58    Vice President of Operations
Leslie Jay Cohen, Ph.D.............  56    Senior Vice President, Business Development,
                                             Culver City Composites Corporation


     The Company currently has four Directors. All Directors are elected to hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. Proposal No. 1 would divide the Board into three classes, each serving for staggered three-year terms. See "Proposal No. 1 -- Amendments Of Restated Certificate of Incorporation." Officers are elected to serve subject to the discretion of the Board of Directors and until their successors are appointed. There are no family relationships among executive officers and directors of the Company.


     Steven Georgiev has been Chairman of the Board of Directors of the Company since its inception in March 1995. Mr. Georgiev is also Chairman and Chief Executive Officer of Palomar Medical Technologies, Inc. ("Palomar"). Palomar owns 463,664 shares of Common Stock of the Company. Mr. Georgiev was named Chairman of Palomar in 1991 and President and CEO of Palomar in 1993. Palomar designs, manufactures, and markets lasers, delivery systems and related disposable products for use in medical and cosmetic procedures, and also manufacturers and distributes flexible circuit boards and personal computers. Mr. Georgiev has served as a financial consultant to emerging high growth companies, and has served as a director of Excel Technologies, Inc. since 1992. Mr. Georgiev became a director of Dynagen, Inc., a publicly held company, in October 1996. He was a director at Cybernetics Products, Inc., a publicly held company, from 1988 to 1992 and a director at XXsys Technologies, Inc., a publicly held company engaged in developing advanced composites for use in infrastructure repair and design ("XXsys"), from 1993 to 1995. Mr. Georgiev was Chairman of the Board of Directors of Dynatrend, Inc., a publicly held consulting firm that he co-founded in 1972, until 1989. Mr. Georgiev also serves as a director of Nexar Technologies, Inc., a publicly held company. Mr. Georgiev received a B.S. degree in Engineering Physics from Cornell University and an M.S. degree in Management from the Massachusetts Institute of Technology, where he was a Sloan Fellow.


     Paul W. Pendorf has been President and Chief Executive Officer and a director of the Company since its inception in March 1995. Prior to that, Mr. Pendorf served from 1991 to 1995 as President and Chief Executive Officer and a director of XXsys. He was a consultant to XXsys from 1990 until he was named President. From 1989 to 1990 he was a Vice President of Quadrax Corporation, a publicly traded advanced composites company. From 1985 to 1989 Mr. Pendorf held a series of senior executive positions with ICI Fiberite, a subsidiary of Imperial Chemical Industries ("ICI") engaged in the advanced composites business. From 1982 to 1985, he was Director of International Ventures of Beatrice Chemicals Group (acquired by ICI in 1985), where he worked extensively in expanding Beatrice's composites business. Prior to his involvement in the composites industry, Mr. Pendorf held executive positions with American Cyanamid Company (now part of American Home Products Inc. and Cytec Inc.), Virginia Chemicals Company (now part of Hoechst Celanese Corp.), and Pfizer, Inc. Mr. Pendorf received a B.S. degree in Chemical Engineering from the University of Maryland and an M.S. degree in Management from Rensselaer Polytechnic Institute.

     Robert V. Glaser has been a director of the Company since July 1996. Mr. Glaser is the founder and Chief Executive Officer of MapleWood Inc., a private company formed in 1995 ("MapleWood") that undertakes corporate investments for its own account and provides merger and acquisition advisory services to others. Prior to the foundation of MapleWood, Mr. Glaser was a member of the worldwide Management

Committee of the Investcorp group of companies (the "Investcorp Group"), from 1983, the first year of the Investcorp Group's operation, through 1995. From 1987 to 1995, he was a member of the board of directors of Investcorp International Inc., the U.S. arm of the Investcorp Group. From 1983 to 1987, Mr. Glaser was employed by other entities of the Investcorp Group. The Investcorp Group invests, for its own account and on behalf of its clients, in corporate and real estate investments in the United States and Europe. During his career at Investcorp, Mr. Glaser was active in numerous areas of corporate acquisitions for Investcorp, including: the screening, evaluating and selecting of acquisition targets, overseeing the due diligence process, leading negotiations with sellers, arranging senior and subordinated financing for companies acquired, overseeing companies acquired, and selling investments. During this period, Mr. Glaser worked on numerous acquisitions and sat on over a dozen boards of directors of acquired companies on Investcorp's behalf. Prior to joining the Investcorp Group in 1983, Mr. Glaser was employed by The Chase Manhattan Bank, N.A. for 10 years, and was a vice president at the time of his departure. Mr. Glaser is a member of the Board of Trustees of the National Foundation for Advancement of the Arts, St. Thomas University and the Greater Miami Chamber of Commerce. He is also a member of the Board of Directors of Miami's Community Partnership for Homeless Inc. Mr. Glaser is also a member of the National Association of Corporate Directors. Mr. Glaser received an MBA in Finance and International Business from New York University and a B.A. degree in Political Science from the University of Buffalo.


     Lt. Gen. Buster C. Glosson (USAF ret.) has been a director of the Company since July 1996. Gen. Glosson has been a director of Palomar since September 1996. From 1965 until June 1994, he was an officer in the United States Air Force ("USAF"), most recently as a Lieutenant General and Deputy Chief of Staff for plans and operations, Headquarters USAF, Washington, D.C. Gen. Glosson is a veteran of combat missions in Vietnam and, during the Gulf War, he commanded the 14th Air Force Division and was director of campaign plans for the United States Central Command Air Forces, Riyadh, Saudi Arabia. Gen. Glosson is Chairman and CEO of Alliance Partners Inc., an investment holding company with a focus on international business. In 1994 he founded and has since served as President of Eagle Ltd., a consulting firm concentrating on international business opportunities in the high-technology arena. He also serves as a director of the following publicly held companies: GreenMan Technologies, Inc., Nexar Technologies, Inc. and Skyset Communication Network Corporation. Gen. Glosson received a B.S. degree in Electrical Engineering from North Carolina State University.


     William A. Timmerman has been Chief Financial Officer of the Company since its inception in March 1995. Prior to that, Mr. Timmerman was Chief Financial Officer and Secretary of XXsys from 1994 to 1995. From 1993 to 1994, he was Chief Financial Officer of Trion Capitol Corporation, a real estate development firm based in San Diego. Prior to that, he was President and served on the boards of directors of several private entrepreneurial companies, including serving as President and Chief Executive Officer from 1990 to 1993 of The France-USA Link, Inc., a company he founded that manufactured and distributed recreational products. Earlier, he was with Chase Manhattan Bank for 11 years, during which time he served in the New York headquarters, as well as in Paris, France and the Ivory Coast. He was named a Vice President with Chase Manhattan Bank in 1978. He received a B.A. degree in Philosophy from Washington and Lee University, an MBA in Economics from New York University, and a Certificate d'etudes from L'Institute des Etudes Politiques in Paris, France.


     Philip D. Cunningham has been Vice President of Operations of the Company since April 1997. Mr. Cunningham joined the Company's wholly-owned subsidiary, Culver City Composites Corporation ("CCC"), as Director of Operations in January 1996 and was named Vice President of Operations of CCC in October 1996. From 1994 to 1995, Mr. Cunningham served as a Plant Manager for Bio-Rad Laboratories, a company engaged in chemical reagent manufacturing and packaging. For the ten years prior to that, he managed Hexcel Corporation's Livermore, California advanced composites plant, one of the largest such plants in the world. For the twenty years prior to that, he held various executive and manufacturing positions with Stauffer Chemical Company and E.I. Dupont de Nemours & Co. Mr. Cunningham holds a B.S. degree in Chemical Engineering from the Massachusetts Institute of Technology.


     Leslie Jay Cohen, Ph.D. has been Senior Vice President of Business Development of CCC since April 1997. Mr. Cohen joined CCC as Director of Business Development in April 1996 and was named Vice

President of Business Development in October 1996. In 1995, Dr. Cohen elected early retirement from McDonnell Douglas Corporation after a 29-year career. He was a private consultant to industry prior to joining the Company. From 1993 to 1995, Dr. Cohen was Director of Advanced Programs for McDonnell Douglas Aerospace -- Huntington Beach and was responsible for all new business development in Russia and the Commonwealth of Independent States. From 1988 to 1993, Dr. Cohen served as the Program Manager for the U.S. Army/McDonnell Douglas Aerospace Neutron Particle Beam Space Experiment -- NPBSE, and was responsible for the cost, scheduling and technical performance of the experiment. For ten years prior to that, he held various management positions with McDonnell Douglas Aerospace. Dr. Cohen holds B.S., M.S., and Ph.D. degrees in Civil Engineering from Carnegie Institute of Technology, and was a Fulbright-Hayes Post-Doctoral Fellow at the Technion-Israel Institute of Technology. Dr. Cohen received the Gold Medal for Science and Technology from the U.S.S.R. Academy of Sciences and is an Academician of the International Academy of Engineering.


     The Company's executive officers are elected by the directors and hold office until the first directors' meeting after the next annual meeting of stockholders or special meeting in lieu thereof, and thereafter until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them.

COMMITTEES AND MEETINGS OF THE BOARD

     During the year ended December 31, 1996, the Board met twice and acted nine times by unanimous written consent. Each incumbent director attended all of the meetings held by the Board.

     The Board currently has two committees. The Audit Committee (currently composed of Messrs. Glaser and Glosson) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee was formed on July 30, 1996 and did not meet during the remainder of 1996. The Compensation Committee (currently composed of Messrs. Georgiev, Glaser and Glosson) makes general policy decisions relating to compensation and benefits for the Company's employees, including decisions with respect to compensation for the Company's executive officers, and administers the 1996 Incentive and Nonqualified Stock Option Plan. The Compensation Committee was formed on July 30, 1996 and did not meet during the remainder of 1996.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION


     The Company's directors do not currently receive any cash compensation for service on the Board of Directors, but directors are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings. Under the terms of the 1996 Incentive and Nonqualified Stock Option Plan, each year Directors who are not employees of the Company automatically receive options to purchase 5,000 shares of the Company's Common Stock with a per share exercise price equal to the fair market value of a share of Common Stock at the time of such grant. Mr. Georgiev waived his right to receive such options for 1996. See "Executive Compensation -- 1996 Incentive and Nonqualified Stock Option Plan." Under the terms of the 1997 Stock Option Plan, each year Directors who are not employees of the Company automatically receive options to purchase 10,000 shares of the Company's Common Stock with a per share exercise price equal to the fair market value of a share of Common Stock at the time of such grant. See "Executive Compensation -- 1997 Stock Option Plan." In accordance with Company policy, Directors who are employees of the Company serve as Directors without compensation. The Company has entered into consulting agreements with Messrs. Georgiev and Glaser. See "Certain Transactions."

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1995 and 1996 of (i) the Chief Executive Officer of the Company during 1996 and (ii) the other executive officers of the Company serving on December 31, 1996 whose salary and bonus for 1996 exceeded $100,000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                     ANNUAL COMPENSATION    ------------
                                                    ---------------------    SECURITIES     ALL OTHER
                                         FISCAL      SALARY        BONUS     UNDERLYING    COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR        ($)           ($)     OPTIONS(1)(#)      ($)
---------------------------------------  ------     --------      -------   ------------   ------------
Paul W. Pendorf........................   1996      $155,000      $40,000          --              --
  President and Chief Executive Officer   1995       116,025           --      86,937              --
William A. Timmerman...................   1996       100,000       20,000          --              --
  Chief Financial Officer                 1995        75,000           --      46,366              --
Philip D. Cunningham...................   1996       110,434(2)    20,000      25,000          59,385(3)
  Vice President of Operations            1995(2)         --           --          --              --


---------------
(1) During fiscal 1996 and fiscal 1995, the Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers.

(2) Mr. Cunningham was hired as of February 12, 1996 at an annual salary of $120,000.

(3) Includes a one-time payment of relocation expenses in the amount of $51,885 and $7,500 in costs associated with the lease of an automobile.

OPTION GRANTS

     The following table sets forth certain information regarding stock options granted during 1996 by the Company to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                        INDIVIDUAL GRANTS
                                                       ---------------------------------------------------
                                                       NUMBER OF     PERCENT OF
                                                         SHARES     TOTAL OPTIONS   EXERCISE
                                                       UNDERLYING    GRANTED TO     PRICE PER
                                                        OPTIONS     EMPLOYEES IN      SHARE     EXPIRATION
                        NAME                           GRANTED(#)    FISCAL YEAR     ($/SH)        DATE
-----------------------------------------------------  ----------   -------------   ---------   ----------
Philip D. Cunninghan.................................    25,000          8.8%         $1.00       2/13/06

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Except for an over-allotment option granted to the representative of the underwriters of the Company's initial public offering, no options to purchase securities of the Company have been exercised. The following table sets forth certain information concerning the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 1996.

                         FISCAL YEAR-END OPTION VALUES

                                                                                    VALUE OF UNEXERCISED
                                                      NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                                         OPTIONS HELD AT            HELD AT DECEMBER 31,
                                                      DECEMBER 31, 1996(#)               1996($)(1)
                                                   ---------------------------   ---------------------------
                                                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                   -----------   -------------   -----------   -------------
Paul W. Pendorf..................................       0            86,937           0          $ 284,284
William A. Timmerman.............................       0            46,366           0          $ 151,617
Philip D. Cunningham.............................       0            25,000           0          $  78,250

---------------
(1) Value is based on the December 31, 1996 closing price on the Nasdaq SmallCap Market of $4.13 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of shares.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     On March 25, 1995, the Company entered into employment agreements with each of Paul W. Pendorf, the Company's President and Chief Executive Officer, and William A. Timmerman, the Company's Chief Financial Officer. Pursuant to their employment agreements, as amended, which expire on March 24, 1998, Mr. Pendorf is entitled to an annual base salary of $160,000 and is eligible for annual bonuses up to 120% of his base salary and Mr. Timmerman is entitled to an annual base salary of $103,000 and is eligible for annual bonuses up to 120% of his base salary. In addition, in July 1996 Messrs. Pendorf and Timmerman received one-time performance bonuses of $40,000 and $20,000, respectively. Mr. Pendorf was granted options to purchase 86,937 shares of Common Stock at an exercise price of $0.86 per share under the terms of his agreement with the Company. Mr. Timmerman was granted options to purchase 46,366 shares of Common Stock at an exercise price of $0.86 per share under the terms of his agreement with the Company. The options vest in three equal annual installments beginning on the first anniversary of the effective date of the Company's initial public offering, June 27, 1996. The employment agreements provide that, in the event of termination of employment by the Company without cause or upon certain events following a change in control of the Company, all options will vest, and each of Messrs. Pendorf and Timmerman will be entitled to continued payment of salary for a minimum of twelve months and a bonus of up to 60% of annual base salary.


     On February 12, 1996, the Company entered into a one-year employment agreement with Philip D. Cunningham, CCC's Vice President of Operations. Pursuant to his employment agreement, Mr. Cunningham is entitled to an annual base salary of $120,000 and is eligible for annual bonuses up to 40% of his base salary. Mr. Cunningham also received relocation assistance from the Company in the amount of $51,885 and a bonus of $20,000. The Company granted Mr. Cunningham options to purchase 25,000 shares of Common Stock under the Company's 1996 Incentive and Nonqualified Stock Option Plan in connection with this agreement, at an exercise price of $1.00 per share. Pursuant to this agreement, if Mr. Cunningham's employment terminates for any reason other than resignation or for cause, he will be eligible to receive six months' severance pay, increasing at the rate of one-half month per month of employment up to a maximum of twelve months' severance after two full years of employment. Mr. Cunningham's right to receive severance pay under this agreement would terminate upon his obtaining new employment.


SALARY DEFERRAL ARRANGEMENT

     On March 7, 1997, the Company's Compensation Committee approved, and the Board of Directors ratified, an arrangement whereby Mr. Pendorf deferred until January 1, 1998 his right to receive $116,250 of his salary for 1995, $115,000 of his salary for 1996 and $80,000 of his salary for 1997. In consideration for so deferring the obligation to pay Mr. Pendorf $311,250 of his accrued salary, the Company granted him an option to purchase up to 77,813 shares of Common Stock at an exercise price of $4.00 per share.

BENEFIT PLANS

  1997 Stock Option Plan


     On March 7, 1997, the Company's Board of Directors adopted the Company's 1997 Stock Option Plan (the "1997 Plan"), subject to the Company's stockholders' approval at the Annual Meeting. A total of 350,000 shares of Common Stock are reserved for issuance under the 1997 Plan. The 1997 Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the grant of options that do not so qualify ("Nonqualified Options"). As of March 21, 1997, options to purchase 131,113 shares of Common Stock were outstanding under the 1997 Plan. The 1997 Plan is set forth in its entirety as Appendix A, beginning at page A-1.


     The 1997 Plan is administered by the Board of Directors. The Board selects the individuals to whom awards will be granted, and determines the option exercise price and other terms of each award, subject to the provisions of the 1997 Plan.

     Incentive Options may be granted under the 1997 Plan to employees and officers of the Company, including members of the Board of Directors who are also employees. Nonqualified Options may be granted under the 1997 Plan to employees, officers, individuals providing services to the Company and members of the Board of Directors, whether or not they are employees of the Company.

     No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent ("greater-than-ten-percent-stockholders"). The exercise price for Incentive Options may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a greater-than-ten-percent-stockholder, not less than 110% of the fair market value. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options first becoming exercisable by any employee or officer in any calendar year may not exceed $100,000.

     Options are non-transferable except by will or by the laws of descent or distribution. Options generally may not be exercised after (i) termination by the Company for cause or voluntary termination by the optionee of the optionee's employment with the Company, (ii) sixty days following termination by the Company without cause of the optionee's employment with the Company, or (iii) in the event of the optionee's permanent and total disability or death, the earlier of the expiration date of such option or one year following the date of such disability or death.

     Payment of the exercise price for shares subject to options may be made with cash, certified check, bank draft, postal or express money order payable to the order of the Company for an amount equal to the exercise price for such shares, or, with the consent of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or, with the consent of the Company, a combination of the foregoing. Full payment for shares exercised must be made at the time of exercise.

     The 1997 Plan provides for automatic grants of Nonqualified Options to the Company's non-employee Directors. Each non-employee Director is annually granted a five-year option for 10,000 shares at the then current fair market value. These options become exercisable one year after the date of grant, subject to continuing service as a Director. Directors may also be granted additional options to acquire shares of the Company's Common Stock at the discretion of the Board of Directors.

     Shares underlying options which expire or terminate may be the subject of future options. The 1997 Plan terminates on March 7, 2007.

  Federal Income Tax Information With Respect to the 1997 Stock Option Plan

     The grantee of a Nonqualified Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonqualified Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Company may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonqualified Option.

     The grantee of an Incentive Option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Option is made by the option holder within two years from the date of the grant of the Incentive Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

     The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     In connection with the sale of the shares covered by Incentive Options, the Company is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Option within two years of the date of the granting of the Incentive Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

  New Plan Benefits

     Except for the automatic non-discretionary formula stock option grants to non-employee Directors described above, options under the 1997 Plan are granted by the Board of Directors on a discretionary basis. Therefore, except as set forth below, the Company is unable to determine the dollar value and number of options which will be received by or allocated to, or which would have, had the 1997 Plan been in effect during 1996, been received by or allocated to, (i) any of the Company's executive officers, (ii) the Company's current executive officers, as a group, and (iii) the Company's employees who are not executive officers, as a group, as a result of the adoption of the 1997 Plan.

     The following table sets forth information concerning the benefit that will be received by or allocated to the persons specified, assuming that Proposal No. 3 is approved:

                                                                                  NUMBER OF
                                                                DOLLAR      SECURITIES UNDERLYING
                        NAME AND POSITION                      VALUE($)        OPTIONS GRANTED
    ---------------------------------------------------------  --------     ---------------------
    Directors who are not executive officers (as a group)....     (1)               30,000(2)(3)

---------------
(1) The dollar value of the options to be granted is not determinable at this time. Each such option will be granted at an exercise price equal to the fair market value of the Common Stock on the date of option grant (determined in accordance with the terms of the 1997 Plan).

(2) Represents shares of Common Stock issuable pursuant to Nonqualified Options to be granted to Messrs. Georgiev, Glaser and Glosson pursuant to automatic formula stock option grants under the 1997 Stock Option Plan, as amended, at the time of the Annual Meeting.

(3) Does not include shares of Common Stock issuable pursuant to Nonqualified Options that would automatically be granted to non-employee Directors under the 1997 Plan, as amended, in connection with future annual meetings or special meetings in lieu thereof.

  Amendment of 1997 Plan


     The Company's Board of Directors may amend or terminate the 1997 Plan at any time and from time to time, except that (i) the class of persons eligible to receive options may not be changed, nor the aggregate number of shares issuable thereunder increased, (other than pursuant to certain changes in the Company's capital structure) without the approval of the stockholders of the Company, and
(ii) the provisions of the 1997 Plan relating to formula stock option grants to non-employee Directors may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The Board is expressly authorized to amend the 1997 Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that rule may be amended from time to time.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 21, 1997, by (i) each person or entity known to the Company to own beneficially five percent or more of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's principal executive officer and each of the other Named Executive Officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown.



                                                                       NUMBER OF SHARES
                                                                    BENEFICIALLY OWNED(2)
                                                                  --------------------------
              NAME AND ADDRESS OF BENEFICIAL OWNER(1)              NUMBER         PERCENT(3)
    ------------------------------------------------------------  ---------       ----------
    Steven Georgiev.............................................    521,623(4)       11.9%
    Paul W. Pendorf.............................................    556,602(5)       12.0
    Robert V. Glaser............................................     16,364(6)          *
    Buster C. Glosson...........................................     35,000(7)          *
    Palomar Medical Technologies, Inc...........................    463,664          10.6
      66 Cherry Hill Drive, Beverly, MA 01915
    William A. Timmerman........................................    189,329(8)        4.0
    All directors and executive officers as group (7 persons)...  1,301,543(9)       29.3


---------------
 *  Less than one percent.

(1) With the exception of Palomar Medical Technologies, Inc., each person's address is in care of The American Materials & Technologies Corporation, 5915 Rodeo Road, Los Angeles, California 90016.

(2) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes table.

(3) Percentage ownership is based on 4,393,554 shares of Common Stock outstanding.

(4) Does not include shares owned by Palomar. Mr. Georgiev is Chairman and Chief Executive Officer of Palomar.

(5) Includes 28,979 shares of Common Stock issuable pursuant to an option exercisable within 60 days of the date hereof.

(6) Includes 5,000 shares of Common Stock issuable pursuant to an option exercisable within 60 days of the date hereof.

(7) Represents 35,000 shares of Common Stock which may be purchased pursuant to options exercisable within 60 days of the date hereof.

(8) Includes 173,874 shares of Common Stock owned by the Timmerman Family Trust of September 1, 1996, of which Mr. Timmerman is a trustee, and 15,455 shares of Common Stock issuable pursuant to an option exercisable within 60 days of the date hereof.

(9) Includes 63,684 shares of Common Stock issuable pursuant to options exercisable within 60 days of the date hereof.

                              CERTAIN TRANSACTIONS

     The Company's policy, as adopted by its Board of Directors on April 1, 1996, regarding related party transactions is that any transaction between the Company and any of its officers, directors, 5% stockholders, or their affiliates will be entered into only if such transaction is approved by a majority of the directors disinterested in such transaction, is on terms no less favorable to the Company than could be obtained from unaffiliated parties, and is reasonably expected to benefit the Company. The Company believes that all related party transactions entered into by the Company prior to April 1, 1996 would have met the criteria set forth in this policy if the policy had then been in effect.

     On December 19, 1995, Palomar loaned to the Company a total of $3,150,000, and the Company issued to Palomar two promissory notes, one in the principal amount of $3,000,000 and one in the principal amount of $150,000 (the "Loans"). The proceeds of the Loans were used to pay part of the purchase price of the shares of CCC. The Loans were secured by a pledge of the shares of the Common Stock owned by Messrs. Georgiev, Pendorf, and Timmerman and Pierrette Timmerman, Mr. Timmerman's wife. The Loans were paid in full with a portion of the proceeds of the Company's initial public offering.

     On July 30, 1996, the Company entered into a consulting contract with Mr. Steven Georgiev, its Chairman. Pursuant to this contract, the Company paid a total of $70,000 to Mr. Georgiev in 1996. The Company entered into another consulting agreement with Mr. Georgiev on March 7, 1997. Pursuant to this contract, the Company will pay a total of $70,000 to Mr. Georgiev in 1997.

     On July 1, 1996, the Company entered into a consulting agreement with MapleWood, Inc. ("MapleWood"). Robert V. Glaser, a director of the Company, is President of MapleWood. The agreement, which is for the term of Mr. Glaser's tenure as a director of the Company unless earlier terminated, provides that the Company will pay MapleWood $5,000 quarterly for consulting services.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1996 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1996, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner, except that initial reports of beneficial ownership of securities on Form 3, filed in connection with the Company's initial public offering for Paul W. Pendorf, William A. Timmerman, Steven Georgiev, Philip D. Cunningham, Leslie Jay Cohen and Palomar Medical Technologies, Inc., were filed approximately one week late, and reports on Form 4 for Messrs. Pendorf and Cohen were filed late.

                        INFORMATION CONCERNING AUDITORS

     The accounting firm of Feldman Radin & Co., P.C., which has served as the Company's principal independent accountants continuously since the Company's formation, was selected by the Board to continue in that capacity for fiscal 1997. A representative of Feldman Radin & Co., P.C. is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Annual Meeting.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS


     Stockholder proposals for inclusion in the proxy materials related to the 1998 Annual Meeting of Stockholders or special meeting in lieu thereof must be received by the Company at its executive offices no later than January 2, 1998.


                                 MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

     Stockholders of record on April 25, 1997 will receive a Proxy Statement and the Company's 1996 Annual Report on Form 10-KSB (excluding exhibits), which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-KSB (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to Christina Carrabino, Investor Relations, The American Materials & Technologies Corporation, 5915 Rodeo Road, Los Angeles, CA 90016.

                                   EXHIBIT A

              AMENDMENTS TO RESTATED CERTIFICATE OF INCORPORATION

STAGGERED BOARD OF DIRECTORS

     Proposed Amendment: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIFTH thereof in its entirety and substituting therefor the following new Article FIFTH:


          "FIFTH. (a) (1) The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, consisting of not less than three nor more than twelve Directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of Directors then in office. The Directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, Class I, Class II and Class III, each consisting as nearly as possible of one-third of the whole number of the Board of Directors. All Directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, disqualification or removal. At the first election of Directors following adoption of this provision by the stockholders of the Corporation, Class I Directors shall be elected for a term of one year; Class II Directors shall be elected for a term of two years; and Class III Directors shall be elected for a term of three years; and at each annual election thereafter, successors to the Directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of Directors shall expire in each year. Any vacancy on the Board of Directors that results from an increase in the number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, and any other vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall serve for a term equivalent to the remaining unserved portion of the term of such newly elected Director's predecessor.


          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation applicable thereto, and such Directors shall not be divided into classes pursuant to this Article FIFTH (a)(1) unless expressly provided by such terms.

          (2) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article FIFTH (a) unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article FIFTH as one class; provided that this paragraph FIFTH (a)(2) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph FIFTH (a)(2), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article FIFTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise.

          (b) In furtherance and not in limitation of powers conferred by statute, it is further provided that:

             (1) election of Directors need not be by written ballot unless so provided in the By-laws of the Corporation; and

             (2) the Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation."

ELIMINATION OF ACTION BY STOCKHOLDER CONSENT

     Proposed Amendment: The Restated Certificate of Incorporation of the Corporation is hereby amended by (a) amending Article Seventh thereof by deleting the word "SEVENTH" and inserting in its place the word "EIGHTH," and
(b) by inserting, after Article Sixth, the following new Article:

          "SEVENTH: (a) No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders of the Corporation."

          (b) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, or repeal any of the provisions of this Article SEVENTH unless the amendment effecting such amendment, alteration or repeal shall receive the affirmative vote of or consent of the holders of seventy-five percent (75%) of all shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment, considered for the purposes of this Article SEVENTH as one class; provided that this paragraph SEVENTH (b) shall not apply to, and such seventy-five percent (75%) vote shall not be required for, any such amendment recommended to the stockholders pursuant to a resolution of the Board of Directors approved by two-thirds of the Continuing Directors. For purposes of this paragraph SEVENTH (b), a "Continuing Director" shall mean any Director of the Corporation who is or becomes a Director on the date that this Article SEVENTH is first adopted by the Corporation's stockholders or any Director elected by a majority of the Continuing Directors then in office to succeed any Director or to fill any vacancy on the Board of Directors whether resulting from an increase in the number of Directors or otherwise."

TEXT OF PROPOSED CONFORMING BY-LAW AMENDMENTS

     The Bylaws are hereby amended by:

- deleting Section 3.14 thereof in its entirety;

- deleting Section 4.1 thereof in its entirety and substituting therefor the following new Section 4.1:


     4.1 Number. The board shall consist of not less than three nor more than twelve directors, the number of which shall be determined from time to time by resolution adopted by affirmative of a majority of directors then in office. Subject to the foregoing and to the provisions of the certificate of incorporation, the number of directors may be increased or decreased at any time or from time to time by vote of a majority of directors then in office, except that such decrease by vote of directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. The directors shall be elected at the annual meeting of stockholders except as provided in Section 4.5 of these by-laws. Directors need not be stockholders.


- deleting Section 4.2 thereof in its entirety and substituting therefor the following new Section 4.2:


     4.2 Tenure. The directors shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each consisting of one-third of the whole number of the board of directors, and all directors shall hold office until their successors are chosen and qualified, or until their earlier death, resignation, or removal. At the first meeting held for election of the board of directors pursuant to such classification, directors of the first class shall be elected for a term of one year; directors of the second class shall be elected for a term of two years; directors of the third class shall be elected for a term of three years; and at each annual election thereafter, successors to the directors whose terms shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.


- deleting Section 4.17 thereof in its entirety and substituting therefor the following new Section 4.17:

     4.17 Resignation or Removal of Directors. Any director or the entire board of directors may be removed for "Cause," as hereinafter defined, by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors; provided, however, that the directors elected by a particular class of stockholders may be removed only by the vote of the holders of a majority of the shares of such class. Any director may resign at any time by delivering a resignation in writing to the principal executive officer or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Corporation) no director removed shall have any right to receive compensation as such director for any period following the director's resignation or removal, or any right to damages on account of such removal, whether the director's compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation. For purposes of this Section 4.17, "Cause" means:


             (A) willful and continued material failure, refusal or inability to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably damaging to the Corporation; or



             (B) conviction for any crime involving moral turpitude or any other illegal act that materially and adversely reflects upon the business, affairs or reputation of the Company or on one's ability to perform one's duties to the Corporation.

                                                                      APPENDIX A

               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION

                             1997 STOCK OPTION PLAN

SECTION 1.  PURPOSE

     This 1997 Stock Option Plan (the "Plan") of The American Materials & Technologies Corporation, a Delaware corporation (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company and its subsidiaries and for certain other individuals providing services to or acting as directors of the Company and its subsidiaries. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention, provided, however, that no option granted hereunder will qualify as an "incentive stock option" unless the Plan is approved by the stockholders of the Company within twelve months prior to or following the adoption of the Plan by the Board. The term "subsidiary" shall have the meaning set forth in Section 424 of the Code.

SECTION 2.  ADMINISTRATION

     2.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board of Directors.

     2.2 POWERS OF THE BOARD. Subject to the terms and conditions of the Plan, the Board shall have the power:

          (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

          (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Board may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Company and optionees;

          (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

          (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3.  STOCK

     3.1 STOCK TO BE ISSUED. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued Common Stock, $0.01 par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 350,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2 EXPIRATION, CANCELLATION OR TERMINATION OF OPTION. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

     3.3 LIMITATION ON GRANTS. In no event may any Plan participant be granted options with respect to more than 100,000 shares of Common Stock under the Plan in any calendar year. The number of shares of Common Stock issuable pursuant to an option granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 4.  ELIGIBILITY

     4.1 PERSONS ELIGIBLE. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or its subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its subsidiaries, and to members of the Board and consultants or other persons who render services to the Company (regardless of whether they are also employees).

     4.2 GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

     4.3 MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or its subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

     4.4 OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. As compensation for services to the Company, each director of the Company who is a "Non-Employee Director," as that term is defined in Rule 16b-3(b)(3) under the Exchange Act shall be automatically granted a Nonqualified Option to purchase 10,000 shares of Common Stock upon his or her election to the Board initially on or subsequent to the date on which the Plan is approved by stockholders as set forth in Section 12. Any director of the Company who is elected to the Board but who is not a Non-Employee Director at the time of his or her initial election and later becomes a Non-Employee Director shall be automatically granted an option to purchase 10,000 shares of Common Stock upon his or her first election to the Board as a Non-Employee Director. Each such grant (an "Initial Option Grant") shall become exercisable in its entirety on the first anniversary of the date of grant and shall expire on the fifth annual anniversary of the date of grant. At the first meeting of the Board of Directors following each annual meeting of stockholders, commencing with the first meeting of the Board of Directors following the Company's annual meeting of stockholders in 1997, each Non-Employee Director (other than any Non-Employee Director who has received an Initial Option Grant as a result of election to the Board at such meeting) shall be automatically granted an additional Nonqualified Option to purchase 10,000 shares of Common Stock of the Company (the "Subsequent Option Grant"). Each Subsequent Option Grant shall become exercisable in its entirety on the first anniversary of the date of grant and shall expire on the fifth annual anniversary of the date of grant. The exercise price per share of Common Stock of each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

     The rights of a Non-Employee Director in an Option granted under this
Section 4.4 shall terminate 60 days after such Director ceases to be a Director of the Company or on the specified expiration date, if earlier; provided, however, that if the Non-Employee ceases to be a Director for cause, as defined in Section 5.1, the rights shall terminate immediately on the date on which he ceases to be a Director.

     No Nonqualified Option granted under this Section 4.4 shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable during the optionee's lifetime only by the optionee. Any Nonqualified Option granted to a Non-Employee Director and outstanding on the date of his or her death may be exercised by the legal representative or legatee of the optionee until the expiration of the stated term of the option.

     Nonqualified Options granted under this Section 4.4 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase may be made by one or more of the methods specified in Section 7.2. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an option and not as to unexercised options.

     The provisions of this Section 4.4 shall apply only to options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of the Plan or to any option issued under the Plan to a participant who is not a Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other Section of the Plan, the provisions of this Section 4.4 shall govern the rights and obligations of the Company and Non-Employee Directors respecting options granted or to be granted to Non-Employee Directors.

SECTION 5.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

     5.1 TERMINATION OF EMPLOYMENT. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

          (a) the date of expiration thereof,

          (b) the date of termination of the optionee's employment with or services to the Company by it for cause (as determined by the Company), or voluntarily by the optionee; or

          (c) thirty days after the date of termination of the optionee's employment with or services to the Company by it without cause;

provided that Nonqualified Options granted to persons who are not employees of the Company need not, unless the Board determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

     An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company or any subsidiary. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

     As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the Company's business or on the optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company or any affiliate of the Company.

     5.2 DEATH OR PERMANENT DISABILITY OF OPTIONEE. In the event of the death or permanent and total disability of the holder of an option prior to termination of the optionee's employment with or services to the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

SECTION 6.  TERMS OF THE OPTION AGREEMENTS

     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Board shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     6.1 EXPIRATION OF OPTION. Subject to Section 4.4 hereof, notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 hereof.

     6.2 EXERCISE. Subject to Sections 4.4 and 7.3 hereof, each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the option.

     6.3 PURCHASE PRICE. Subject to Section 4.4 hereof, the purchase price per share under each option shall be determined by the Board at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of the grant of the option as reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if the Common Stock is not quoted on Nasdaq, as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, the fair market value as determined by the Board.

     6.4 TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his or her lifetime, only by him or her.

     6.5 RIGHTS OF OPTIONEES. Except as required under any law or regulation respecting, reporting or disclosure of beneficial ownership of securities, no optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the shares to the optionee.

     6.6 "LOCKUP" AGREEMENT. The Board may in its discretion specify upon granting an option that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     7.1 METHOD OF EXERCISE. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     7.2 PAYMENT OF PURCHASE PRICE. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price for the number of shares specified in the Notice;

          (b) with the consent of the Board, shares of Common Stock of the Company having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Board, a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Board may determine in its discretion; provided that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (d) with the consent of the Board, such other consideration that is acceptable to the Board and that has a fair market value, as determined by the Board, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Board; or

          (e) with the consent of the Board, any combination of the foregoing. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

     7.3 SPECIAL LIMITS AFFECTING SECTION 16(b) OPTION HOLDERS. Shares issuable upon exercise of options granted to a person who in the opinion of the Board may be deemed to be a director or officer of the Company within the meaning of Section 16(b) of the Exchange Act and the rules and regulations thereunder shall not be sold or disposed of until after the expiration of six months following the date of grant.

SECTION 8.  CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 RIGHTS OF COMPANY. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 RECAPITALIZATION, STOCK SPLITS AND DIVIDENDS. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan, and the number and class of shares set forth in Sections 3.3 and 4.4, shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     8.3 MERGER WITHOUT CHANGE OF CONTROL. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

     8.4 SALE OR MERGER WITH CHANGE OF CONTROL. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board; or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     8.5 ADJUSTMENTS TO COMMON STOCK SUBJECT TO OPTIONS. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

     8.6 MISCELLANEOUS. Adjustments under this Section 8 shall be determined by the Board, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

     9.1 INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 COMPLIANCE WITH SECURITIES LAWS. The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

     The shares of stock represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Corporation has received an opinion of its counsel that such registration is not required, except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.3 EMPLOYMENT OBLIGATION. The granting of any option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him or her.

SECTION 10.  WITHHOLDING TAXES

     10.1 RIGHTS OF COMPANY. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of such shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Company may prescribe. The Company may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     10.2 PAYMENT IN SHARES. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any employee who is subject to Section 16 of the Exchange Act, the following additional restrictions shall apply:

          (a) the election to satisfy tax withholding obligations relating to an option exercise in the manner permitted by this Section 10.2 shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six (6) months prior to the date of exercise of the option;

          (b) such election shall be irrevocable;

          (c) such election shall be subject to the consent or approval of the Board; and

          (d) the Common Stock withheld to satisfy tax withholding, if granted at the discretion of the Board, must pertain to an option which has been held by the employee for at least six (6) months from the date of grant of the option.

     10.3 NOTICE OF DISQUALIFYING DISPOSITION. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.  AMENDMENT OR TERMINATION OF PLAN

     11.1 AMENDMENT. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. In addition, the provisions of Section
4.4 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 8 hereof, the rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or such option without the consent of the holder of such option.

     11.2 TERMINATION. The Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate the Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while the Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such Option. The power of the Board to construe and interpret the Plan and the Options granted prior to the termination of the Plan shall continue after such termination.

SECTION 12.  NONEXCLUSIVITY OF PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 13.  EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon its adoption by the Board, provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. Subject to the foregoing, options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board, and (b) all options issued prior to the date of such stockholders' approval shall contain a reference to such condition. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to
Section 11 hereof, whichever shall first occur.

SECTION 14.  PROVISIONS OF GENERAL APPLICATION

     14.1 SEVERABILITY. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, each of which shall remain in full force and effect.

     14.2 CONSTRUCTION. The headings in the Plan are included for convenience only and shall not in any way effect the meaning or interpretation of the Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to the Plan as a whole and not to any particular part of the Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     14.3 FURTHER ASSURANCES. The Company and any holder of an option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of the Plan and such option and to assure to the Company and such option holder the benefits contemplated by the Plan; provided, however, that neither the Company nor any option holder shall in any event be required to take any action inconsistent with the provisions of the Plan.

     14.4 GOVERNING LAW. The Plan and each Option shall be governed by the laws of the State of Delaware.

                                   * * * * *

                THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 1997

         The undersigned stockholder of The American Materials & Technologies Corporation (the "Company"), revoking all prior proxies, hereby appoints Paul W. Pendorf and David A. Broadwin, Esq., or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 5915 Rodeo Road, Los Angeles, California 90016, on Friday, May 30, 1997, beginning at 10:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated April 28, 1997 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
          AMERICAN MATERIALS & TECHNOLOGIES CORPORATION. A STOCKHOLDER
         WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE
      BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT
                           IN THE ENCLOSED ENVELOPE.

                          (CONTINUED ON REVERSE SIDE)


A [X] Please mark your
      votes as in this
      example.                                                    |_

1. To amend the Company's Restated Certificate of Incorporation to (a) divide the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole number of the Board of Directors; (b) require that action required or permitted to be taken by stockholders of the Company be taken at an annual or special meeting of stockholders and not by written consent of stockholders; and (c) provide that, unless certain conditions are met, the proposed amendments may not be amended without a vote of the holders of seventy-five percent (75%) of outstanding voting shares of stock of the Corporation entitled to vote at a meeting of stockholders held for the purpose of voting on such amendment.

/ /   FOR          / /   AGAINST     / /   ABSTAIN

2. To elect Paul W. Pendorf as a Class I Director for an initial term of one year; to elect Steven Georgiev as a Class II Director for an initial term of two years; and to elect Buster C. Glosson and Robert V. Glaser as Class III Directors of the Company, each for a term of three years; or, in the alternative, should Proposal No. 1 not be approved, to elect each of the foregoing nominees as Directors of the Company to serve until the 1998 annual meeting of stockholders and until their respective successors are elected and have qualified.

/ /   FOR       / /   AGAINST the nominees     / /   FOR except vote
                                                     withheld from the following
                                                     nominee(s):________________
                                                     ___________________________
3. To adopt the 1997 Stock Option Plan.

/ /   FOR       / /   AGAINST     / /   ABSTAIN

4. To select Feldman Radin & Co., P.C. as the Company's auditors for fiscal
1997.

/ /   FOR       / /   AGAINST     / /   ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED:         , 1997





         Signature of Stockholder(s)


Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.  / /